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                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                                                                   Exhibit 99.03


                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-2
                _______________________________________________

                     Monthly Period:             06/01/96 to
                                                 06/30/96
                     Distribution Date:          07/15/96
                     Transfer Date:              07/12/96

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-2 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

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A.      Information Regarding the Current Monthly Distribution.
        -------------------------------------------------------

        1.   The total amount of the distribution
             to Certificateholders per $1,000
             original certificate principal amount                                            $4.39444444

        2.   The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount                                                     $4.39444444

        3.   The amount of the distribution set forth in paragraph 1
             above in respect of principal on the Certificates, per
             $1,000 original certificate principal amount                                     $0.00000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1993-2
Page 2
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B.      Information Regarding the Performance of the Trust.
        ---------------------------------------------------

        1.   Collection of Principal Receivables.
             ------------------------------------

             The aggregate amount of Collections of Principal
             Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                                                    Principal Collection Rate     $ Amount
                                        ---------------------------------------------------------------------------
                                                                                        9.95%       $49,764,721.06


        2.   Collection of Finance Charge Receivables.
             -----------------------------------------

             The aggregate amount of Collections of Finance Charge Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                                                        Finance Charge Yield      $ Amount
                                        ---------------------------------------------------------------------------
                    Periodic Finance Charges                                           13.92%       $5,798,858.83
                    Discount Receivables                                                1.69%         $705,023.47
                                                                                        -----         -----------
                      Total                                                            15.61%       $6,503,882.30


        3.   Principal Receivables / Investor Percentages
             --------------------------------------------

             (a)     The aggregate amount of Principal Receivables
                     in the Trust as of the last day of the
                     Collection Period                                                         $16,366,336,980.20

             (b) (1) Invested Amount as of the last day
                     of the Collection Period                                                     $500,000,000.00

             (2)     The CCA Amount as of the last day of the
                     Collection Period                                                                      $0.00

             (c) (1) The Floating Investor Percentage: The Invested
                     Amount plus the CCA Amount set forth in
                     paragraph 3(b) above as a percentage of the
                     aggregate amount of Principal Receivables set forth
                     in paragraph 3(a) above (finance charge & defaults)                                   3.055%

             (2)     The Floating Investor Percentage: The Invested
                     Amount as a percentage of the aggregate amount
                     of Principal Receivables (principal collections)                                      3.055%

             (d)     During the Amortization Period: The Invested
                     Amount plus the CCA Amount as of _______
                     (the last day of the Revolving Period)                                                   N/A
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                                                           Series 1993-2
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             (e)     The Fixed/Floating Allocation Percentage: The
                     Amount set forth in paragraph 3(d) above as a
                     percentage of the aggregate amount of Principal
                     Receivables set forth in paragraph 3(a) above                                            N/A

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        4.   Delinquent Balances.
             --------------------

             The aggregate amount of outstanding balances in the
             Accounts which were delinquent as of the end of the day
             on the last day of the Collection Period                                              Aggregate
                                                                            % of Total              Account
                                                                           Outstandings             Balance
                                                                    ----------------------------------------------
             (a)     35 - 64 days                                                    1.57%        $264,011,748.34
             (b)     65 - 94 days                                                    0.93%        $155,785,965.34
             (c)     95 - 124 days                                                   0.70%        $117,909,543.39
             (d)     125 - 154 days                                                  0.60%        $101,756,204.63
             (e)     155 or more days                                                0.88%        $148,701,025.98
                                                                    ----------------------------------------------
                                                        Total                        4.68%        $788,164,487.68
                                                                    ==============================================
        5.   Monthly Investor Default Amount.
             --------------------------------

             (a)     The aggregate amount of all defaulted Principal
                     Receivables written off as uncollectible during the
                     Collection Period allocable to the Invested Amount
                     Amount (the "Monthly Investor Default
                     Amount")                                                                       $2,092,681.14



        6.   Investor Charge-Offs; Reimbursements of Charge-Offs.
             ----------------------------------------------------

             (a)     The aggregate amount of Investor Charge-Offs
                     during the Collection Period                                                           $0.00

             (b)     The amounts set forth in paragraph 6(a) above, per
                     $1,000 original certificate principal amount (which
                     will have the effect of reducing, pro rata, the
                     amount of each Certificateholder's investment)                                         $0.00

             (c)     The aggregate amount of Investor Charge-
                     Offs reimbursed  on the Transfer Date                                                  $0.00

             (d)     The amount set forth in paragraph 6(c) above, per
                     $1,000 interest (which will have the effect of
                     increasing, pro rata, the amount of each
                     Certificateholder's investment)                                                        $0.00

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                                                           Series 1993-2
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        7.   Investor Servicing Fee.
             -----------------------

             The amount of the Investor Monthly Servicing Fee payable
             by the Trust to the Servicer for the Collection Period                                   $625,000.00




        8.   Withdrawal from Cash Collateral Amount.
             ---------------------------------------
             The amount to withdrawn from Cash Collateral Account
             on the related Distribution date.                                                              $0.00


        9.   Cash Collateral Amount.
             -----------------------

             The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period


                                                        Total                                      $65,000,000.00

             The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                                        Total                                      $65,000,000.00


        10.  Funds on Deposit in Cash Collateral Account
             -------------------------------------------

             The aggregate amount of funds on deposit in the Cash
             Collateral Account pursuant to Section 2.11(a)(viii) of the
             Amended Loan Agreement on such Distribution Date                                       $1,503,110.61



        11.  Series 1993-2 Guaranty Amount
             -----------------------------

             (a)     The Available Series 1993-2 Guaranty Amount
                     on such Distribution Date                                                     $10,000,000.00

             (b)     The Required Series 1993-2 Guaranty Amount
                     on such Distribution Date                                                     $10,000,000.00
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                                                           Series 1993-2
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        12.  The Available Series 1993-2 Loan Amount
             ---------------------------------------
             The Available Series 1993-2 Loan Amount
             on such Distribution Date                                                             $53,496,889.39


        13.  The Economic Payout Amount
             --------------------------

             The Economic Payout Amount, if any, for such
             Distribution Date                                                                              $0.00


        14.  The Pool Factor.
             ----------------

             The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
             Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                                                       1.00000000

        15.  The Portfolio Yield
             -------------------

             The Portfolio Yield for the related Monthly Period                                            10.59%


        16.  The Base Rate
             -------------

             The Base Rate for the related Monthly Period                                                    7.65%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                     FIRST USA BANK
                     as Servicer

                     By:  /s/ W. Todd Peterson
                          ---------------------------------
                          W. Todd Peterson
                          Vice President